Exhibit 99.1

N E W S R E L E A S E

One Park Place, Suite 700 ■ 621 Northwest 53rd Street ■ Boca Raton, Florida 33487 ■ www.geogroup.com

CR-16-12

THE GEO GROUP REPORTS FIRST QUARTER 2016 RESULTS

•	1Q16 Normalized FFO of $0.66 per Diluted Share

•	1Q16 AFFO of $0.84 per Diluted Share

•	1Q16 EPS of $0.44 per Diluted Share

•	1Q16 Adjusted EPS of $0.45 per Diluted Share

•	FY 2016 AFFO Guidance of $3.54 to $3.62 per Diluted Share

•	FY 2016 EPS Guidance of $1.96 to $2.04 per Diluted Share

Boca Raton, Fla. – April 28, 2016 — The GEO Group, Inc. (NYSE: GEO) (“GEO”), a fully integrated equity real estate investment trust (“REIT”) specializing in the design, financing, development, and operation of correctional, detention, and community reentry facilities around the globe, reported today its financial results for the first quarter 2016.

First Quarter 2016 Highlights

•	Net Income Attributable to GEO of $0.44 per Diluted Share

•	Adjusted Net Income of $0.45 per Diluted Share

•	Net Operating Income of $136.3 million

•	Normalized FFO of $0.66 per Diluted Share

•	AFFO of $0.84 per Diluted Share

For the first quarter 2016, GEO reported Normalized Funds From Operations (“Normalized FFO”) of $48.7 million, or $0.66 per diluted share, compared to $44.2 million, or $0.60 per diluted share, for the first quarter 2015. GEO reported first quarter 2016 Adjusted Funds From Operations (“AFFO”) of $62.4 million, or $0.84 per diluted share, compared to $52.9 million, or $0.72 per diluted share, for the first quarter 2015. For the first quarter 2016, GEO reported Net Operating Income (“NOI”) of $136.3 million compared to $116.0 million for the first quarter 2015.

George C. Zoley, Chairman and Chief Executive Officer of GEO, said, “We are very pleased with our strong first quarter results as well as our outlook for the balance of the year, which is underpinned by the continued growth of our diversified business units of GEO Corrections & Detention and GEO Care. During the first quarter, we completed a number of important operational milestones including the activation of the 3,400-bed Arizona State Prison in Kingman, Arizona and the implementation of GEO Care’s new Family Case Management Program. Our continued organic growth is representative of the need for correctional and detention bed space across the United States and of GEO’s ability to provide tailored real estate, management, and programmatic solutions across the entire spectrum of correctional services. We continue to be focused on pursuing new growth opportunities and enhancing value for our shareholders.”

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Contact:	Pablo E. Paez	(866) 301 4436
Vice President, Corporate Relations

N E W S  R E L E A S E

GEO reported total revenues for the first quarter 2016 of $510.2 million up from total revenues of $427.4 million for the first quarter 2015. First quarter 2016 revenues reflect $40.8 million in construction revenues associated with GEO’s contract for the development and operation of the new 1,300-bed Ravenhall Prison Facility in Australia (the “Ravenhall, Australia project”), which is lower than the $63 million GEO had previously anticipated and compares to $21.8 million in construction revenues for the first quarter 2015.

GEO reported first quarter 2016 net income attributable to GEO of $32.4 million, or $0.44 per diluted share, compared to $28.8 million, or $0.39 per diluted share, for the first quarter 2015. GEO’s first quarter 2016 results reflect approximately $1.2 million, net of tax, in start-up expenses. Adjusting for start-up expenses, GEO reported first quarter 2016 adjusted net income of $0.45 per diluted share.

NOI, Funds From Operations (“FFO”), Normalized FFO, and AFFO are widely used non-GAAP supplemental financial measures of REIT performance. Please see the section of this press release below titled “Note to Reconciliation Tables and Supplemental Disclosure - Important Information on GEO’s Non-GAAP Financial Measures” for information on how GEO defines these supplemental Non-GAAP financial measures as well as Adjusted Net Income.

2016 Financial Guidance

GEO updated its financial guidance for the full-year and issued guidance for the second quarter 2016. GEO expects full-year 2016 total revenues to be in a range of $2.18 billion to $2.20 billion, including approximately $264 million in construction revenue associated with GEO’s contract for the development and operation of the Ravenhall, Australia project. GEO expects its full-year 2016 AFFO to be in a range of $3.54 to $3.62 per diluted share. GEO expects Adjusted EPS for the full year 2016 to be in a range of $1.96 to $2.04 per diluted share.

For the second quarter 2016, GEO expects total revenues to be in a range of $544 million to $549 million, including approximately $70 million in construction revenue associated with GEO’s contract for the development and operation of the Ravenhall, Australia project. GEO expects second quarter 2016 AFFO to be in a range of $0.87 to $0.89 per diluted share. GEO expects second quarter 2016 Adjusted EPS to be in a range of $0.47 to $0.49 per diluted share, excluding the write-off of deferred financing fees in connection with GEO’s recent $350 million, 6.00% senior notes offering and the tender offer, redemption, repurchase, or other discharge of $300 million of GEO’s 6.625% senior notes due 2021.

Quarterly Dividend

On April 20, 2016, GEO’s Board of Directors declared a quarterly cash dividend of $0.65 per share. The quarterly cash dividend will be paid on May 12, 2016 to shareholders of record as of the close of business on May 2, 2016. The declaration of future quarterly cash dividends is subject to approval by GEO’s Board of Directors and to meeting the requirements of all applicable laws and regulations. GEO’s Board of Directors retains the power to modify its dividend policy as it may deem necessary or appropriate in the future.

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Contact:	Pablo E. Paez	(866) 301 4436
Vice President, Corporate Relations

N E W S  R E L E A S E

Reconciliation Tables and Supplemental Information

GEO has made available Supplemental Information which contains reconciliation tables of Net Income Attributable to GEO to Net Operating Income, EBITDA, and Adjusted EBITDA, and Net Income Attributable to GEO to FFO, Normalized FFO and AFFO along with supplemental financial and operational information on GEO’s business segments and other important operating metrics. A reconciliation table of Net Income Attributable to GEO to Adjusted Net Income is also presented herein. Please see the section of this press release below titled “Note to Reconciliation Tables and Supplemental Disclosure - Important Information on GEO’s Non-GAAP Financial Measures” for information on how GEO defines these supplemental Non-GAAP financial measures and reconciles them to the most directly comparable GAAP measures. GEO’s Reconciliation Tables can be found herein and in GEO’s Supplemental Information which is available on GEO’s Investor Relations webpage at www.geogroup.com.

Conference Call Information

GEO has scheduled a conference call and simultaneous webcast for today at 11:00 AM (Eastern Time) to discuss GEO’s first quarter 2016 financial results as well as its progress and outlook. The call-in number for the U.S. is 1-877-250-1553 and the international call-in number is 1-412-542-4145. In addition, a live audio webcast of the conference call may be accessed on the Conference Calls/Webcasts section of GEO’s investor relations webpage at www.geogroup.com. A replay of the webcast will be available on the website for one year. A telephonic replay of the conference call will be available until May 12, 2016 at 1-877-344-7529 (U.S.) and 1-412-317-0088 (International). The participant passcode for the telephonic replay is 10085221.

About The GEO Group

The GEO Group, Inc. (NYSE: GEO) is the first fully integrated equity real estate investment trust specializing in the design, financing, development, and operation of correctional, detention, and community reentry facilities around the globe. GEO is the world’s leading provider of diversified correctional, detention, community reentry, and electronic monitoring services to government agencies worldwide with operations in the United States, Australia, South Africa, and the United Kingdom. GEO’s worldwide operations include the ownership and/or management of 104 facilities totaling approximately 87,000 beds, including projects under development, with a growing workforce of approximately 20,500 professionals.

Note to Reconciliation Tables and Supplemental Disclosure – Important Information on GEO’s Non-GAAP Financial Measures

Net Operating Income, EBITDA, Adjusted EBITDA, Funds from Operations, Normalized Funds from Operations, Adjusted Funds from Operations, and Adjusted Net Income are non-GAAP financial measures that are presented as supplemental disclosures.

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Contact:	Pablo E. Paez	(866) 301 4436
Vice President, Corporate Relations

N E W S  R E L E A S E

GEO has presented herein certain forward-looking statements about GEO’s future financial performance that include non-GAAP financial measures, including, Net Operating Income, Adjusted EBITDA, FFO, Normalized FFO, and AFFO. The determination of the amounts that are excluded from these non-GAAP financial measures is a matter of management judgment and depends upon, among other factors, the nature of the underlying expense or income amounts recognized in a given period. While we have provided a high level reconciliation for the guidance ranges for full year 2016, we are unable to present a more detailed quantitative reconciliation of the forward-looking non-GAAP financial measures to their most directly comparable forward-looking GAAP financial measures because management cannot reliably predict all of the necessary components of such GAAP measures. The quantitative reconciliation of the forward-looking GAAP financial measures will be provided for completed annual and quarterly periods, as applicable, calculated in a consistent manner with the quantitative reconciliation of non-GAAP financial measures previously reported for completed annual and quarterly periods.

Net Operating Income is defined as revenues less operating expenses, excluding depreciation and amortization expense, general and administrative expenses, real estate related operating lease expense, and start-up expenses, pre-tax. Net Operating Income is calculated as net income attributable to GEO adjusted by subtracting net loss attributable to non-controlling interests, equity in earnings of affiliates, net of income tax provision, and by adding income tax (benefit) provision, interest expense, net of interest income, depreciation and amortization expense, general and administrative expenses, real estate related operating lease expense, and start-up expenses, pre-tax.

EBITDA is defined as Net Operating Income adjusted by subtracting general and administrative expenses, real estate related operating lease expense, and start-up expenses, pre-tax, and by adding equity in earnings of affiliates, pre-tax. Adjusted EBITDA is defined as EBITDA adjusted for net loss/income attributable to non-controlling interests, stock-based compensation expenses, pre-tax, and certain other adjustments as defined from time to time, including for the periods presented M&A related expenses, pre-tax, and start-up expenses, pre-tax. Given the nature of our business as a real estate owner and operator, we believe that EBITDA and Adjusted EBITDA are helpful to investors as measures of our operational performance because they provide an indication of our ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures and to fund other cash needs or reinvest cash into our business. We believe that by removing the impact of our asset base (primarily depreciation and amortization) and excluding certain non-cash charges, amounts spent on interest and taxes, and certain other charges that are highly variable from year to year, EBITDA and Adjusted EBITDA provide our investors with performance measures that reflect the impact to operations from trends in occupancy rates, per diem rates and operating costs, providing a perspective not immediately apparent from income from continuing operations. The adjustments we make to derive the non-GAAP measures of EBITDA and Adjusted EBITDA exclude items which may cause short-term fluctuations in income from continuing operations and which we do not consider to be the fundamental attributes or primary drivers of our business plan and they do not affect our overall long-term operating performance. EBITDA and Adjusted EBITDA provide disclosure on the same basis as that used by our management and provide consistency in our financial reporting, facilitate internal and external comparisons of our historical operating performance and our business units and provide continuity to investors for comparability purposes.

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Contact:	Pablo E. Paez	(866) 301 4436
Vice President, Corporate Relations

N E W S  R E L E A S E

Funds From Operations, or FFO, is defined in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which defines FFO as net income/loss attributable to common shareholders (computed in accordance with United States Generally Accepted Accounting Principles), excluding real estate related depreciation and amortization, excluding gains and losses from the cumulative effects of accounting changes, extraordinary items and sales of properties, and including adjustments for unconsolidated partnerships and joint ventures. Normalized Funds from Operations, or Normalized FFO, is defined as FFO adjusted for certain items which by their nature are not comparable from period to period or that tend to obscure GEO’s actual operating performance, including for the periods presented M&A related expenses, net of tax, and start-up expenses, net of tax.

Adjusted Funds From Operations, or AFFO, is defined as Normalized FFO adjusted by adding non-cash expenses such as non-real estate related depreciation and amortization, stock based compensation expense, the amortization of debt issuance costs, discount and/or premium and other non-cash interest, and by subtracting recurring consolidated maintenance capital expenditures.

Adjusted Net Income is defined as Net Income Attributable to GEO adjusted for certain items which by their nature are not comparable from period to period or that tend to obscure GEO’s actual operating performance, including for the periods presented M&A related expenses, net of tax, and start-up expenses, net of tax.

Because of the unique design, structure and use of our correctional facilities, we believe that assessing the performance of our correctional facilities without the impact of depreciation or amortization is useful and meaningful to investors. Although NAREIT has published its definition of FFO, companies often modify this definition as they seek to provide financial measures that meaningfully reflect their distinctive operations. We have modified FFO to derive Normalized FFO and AFFO that meaningfully reflect our operations. Our assessment of our operations is focused on long-term sustainability. The adjustments we make to derive the non-GAAP measures of Normalized FFO and AFFO exclude items which may cause short-term fluctuations in income from continuing operations but have no impact on our cash flows, or we do not consider them to be fundamental attributes or the primary drivers of our business plan and they do not affect our overall long-term operating performance.

We may make adjustments to FFO from time to time for certain other income and expenses that do not reflect a necessary component of our operational performance on the basis discussed above, even though such items may require cash settlement. Because FFO, Normalized FFO and AFFO exclude depreciation and amortization unique to real estate as well as non-operational items and certain other charges that are highly variable from year to year, they provide our investors with performance measures that reflect the impact to operations from trends in occupancy rates, per diem rates, operating costs and interest costs, providing a perspective not immediately apparent from income from continuing operations. We believe the presentation of FFO, Normalized FFO and AFFO provide useful information to investors as they provide an indication of our ability to fund capital expenditures and expand our business. FFO, Normalized FFO and AFFO provide disclosure on the same basis as that used by our management and provide consistency in our financial reporting, facilitate internal and external comparisons of our historical operating performance and our business units and provide continuity to investors for comparability purposes. Additionally, FFO, Normalized FFO and AFFO are widely recognized measures in our industry as a real estate investment trust.

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Contact:	Pablo E. Paez	(866) 301 4436
Vice President, Corporate Relations

N E W S  R E L E A S E

Safe-Harbor Statement

This press release contains forward-looking statements regarding future events and future performance of GEO that involve risks and uncertainties that could materially affect actual results, including statements regarding financial guidance for the second quarter of 2016 and full year 2016, the assumptions underlying such guidance, and statements regarding future project activations and growth opportunities. Factors that could cause actual results to vary from current expectations and forward-looking statements contained in this press release include, but are not limited to: (1) GEO’s ability to meet its financial guidance for 2016 given the various risks to which its business is exposed; (2) GEO’s ability to declare future quarterly cash dividends and the timing and amount of such future cash dividends; (3) GEO’s ability to successfully pursue further growth and continue to create shareholder value; (4) risks associated with GEO’s ability to control operating costs associated with contract start-ups; (5) GEO’s ability to timely open facilities as planned, profitably manage such facilities and successfully integrate such facilities into GEO’s operations without substantial costs; (6) GEO’s ability to win management contracts for which it has submitted proposals and to retain existing management contracts; (7) GEO’s ability to obtain future financing on acceptable terms; (8) GEO’s ability to sustain company-wide occupancy rates at its facilities; (9) GEO’s ability to access the capital markets in the future on satisfactory terms or at all; (10) GEO’s ability to remain qualified as a REIT; (11) the incurrence of REIT related expenses; and (12) other factors contained in GEO’s Securities and Exchange Commission periodic filings, including its Form 10-K, 10-Q and 8-K reports.

First quarter 2016 financial tables to follow:

Contact:	Pablo E. Paez	(866) 301 4436
Vice President, Corporate Relations

N E W S  R E L E A S E

Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Q1 2016	Q1 2015

Revenues	$510,185	$427,369
Operating expenses	388,506	317,909
Depreciation and amortization	28,451	24,940
General and administrative expenses	34,061	31,848

Operating income	59,167	52,672
Interest income	4,557	2,073
Interest expense	(29,366)	(24,646)

Income before income taxes and equity in earnings of affiliates	34,358	30,099
Provision for income taxes	3,151	2,828
Equity in earnings of affiliates, net of income tax provision	1,119	1,485

Net income	32,326	28,756
Less: Net loss attributable to noncontrolling interests	24	21

Net income attributable to The GEO Group, Inc.	$32,350	$28,777

Weighted Average Common Shares Outstanding:
Basic	73,875	73,549
Diluted	74,200	73,884

Income per Common Share Attributable to The GEO Group, Inc.:

Basic:

Net income per share — basic	$0.44	$0.39

Diluted:

Net income per share — diluted	$0.44	$0.39

Reconciliation of Net Income Attributable to GEO to Adjusted Net Income

(In thousands, except per share data)

(Unaudited)

	Q1 2016	Q1 2015

Net Income attributable to GEO	$32,350	$28,777

Add:
Start-up expenses, net of tax	1,190	—
M&A related expenses, net of tax	—	1,559

Adjusted Net Income	$33,540	$30,336

Weighted average common shares outstanding - Diluted	74,200	73,884

Adjusted Net Income Per Diluted Share	$0.45	$0.41

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Contact:	Pablo E. Paez	(866) 301 4436
Vice President, Corporate Relations

N E W S  R E L E A S E

Condensed Consolidated Balance Sheets

(In thousands)

(Unaudited)

	As of
	March 31, 2016	December 31, 2015
ASSETS

Current Assets

Cash and cash equivalents	$23,225	$59,638
Restricted cash and investments	48,306	8,489
Accounts receivable, less allowance for doubtful accounts	341,596	314,097
Current deferred income tax assets	—	27,914
Prepaid expenses and other current assets	32,351	28,208

Total current assets	$445,478	$438,346

Restricted Cash and Investments	21,456	20,236
Property and Equipment, Net	1,919,594	1,916,386
Contract Receivable	230,927	174,141
Direct Finance Lease Receivable	—	1,826
Non-Current Deferred Income Tax Assets	24,154	7,399
Intangible Assets, Net (including goodwill)	834,557	839,586
Other Non-Current Assets	66,861	64,307

Total Assets	$3,543,027	$3,462,227

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities

Accounts payable	$83,509	$77,523
Accrued payroll and related taxes	47,247	48,477
Accrued expenses and other current liabilities	126,260	135,483
Current portion of capital lease obligations, long-term debt, and non-recourse debt	17,586	17,141

Total current liabilities	$274,602	$278,624

Non-Current Deferred Income Tax Liabilities	—	11,471
Other Non-Current Liabilities	90,789	87,694
Capital Lease Obligations	8,387	8,693
Long-Term Debt	1,884,641	1,855,810
Non-Recourse Debt	292,879	213,098
Shareholders’ Equity	991,729	1,006,837

Total Liabilities and Shareholders’ Equity	$3,543,027	$3,462,227

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Contact:	Pablo E. Paez	(866) 301 4436
Vice President, Corporate Relations

N E W S  R E L E A S E

Reconciliation of Net Income Attributable to GEO to FFO, Normalized FFO, and AFFO

(In thousands, except per share data)

(Unaudited)

	Q1 2016	Q1 2015

Net Income attributable to GEO	$32,350	$28,777

Add:
Real Estate Related Depreciation and Amortization	15,142	13,885

Equals: NAREIT defined FFO	$47,492	$42,662

Add:
Start-up expenses, net of tax	1,190	—
M&A related expenses, net of tax	—	1,559

Equals: FFO, normalized	$48,682	$44,221

Add:
Non-Real Estate Related Depreciation & Amortization	13,309	11,055
Consolidated Maintenance Capital Expenditures	(5,240)	(6,661)
Stock Based Compensation Expenses	3,241	2,621
Amortization of debt issuance costs, discount and/or premium and other non-cash interest	2,366	1,695

Equals: AFFO	$62,358	$52,931

Weighted average common shares outstanding - Diluted	74,200	73,884

FFO/AFFO per Share - Diluted

Normalized FFO Per Diluted Share	$0.66	$0.60

AFFO Per Diluted Share	$0.84	$0.72

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Contact:	Pablo E. Paez	(866) 301 4436
Vice President, Corporate Relations

N E W S  R E L E A S E

Reconciliation of Net Income Attributable to GEO to Net Operating Income and Adjusted EBITDA

(In thousands)

(Unaudited)

	Q1 2016	Q1 2015

Net income attributable to GEO	$32,350	$28,777
Less
Net loss attributable to noncontrolling interests	24	21

Net Income	$32,326	$28,756

Add (Subtract):
Equity in earnings of affiliates, net of income tax provision	(1,119)	(1,485)
Income tax provision	3,151	2,828
Interest expense, net of interest income	24,809	22,573
Depreciation and amortization	28,451	24,940
General and administrative expenses	34,061	31,848

Net Operating Income, net of operating lease obligations	$121,679	$109,460

Add:
Operating lease expense, real estate	12,681	6,566
Start-up expenses, pre-tax	1,939	—

Net Operating Income (NOI)	$136,299	$116,026

Subtract (Add):
General and administrative expenses	34,061	31,848
Operating lease expense, real estate	12,681	6,566
Start-up expenses, pre-tax	1,939	—
Equity in earnings of affiliates, pre-tax	(1,590)	(2,098)

EBITDA	$89,208	$79,710

Adjustments
Net loss attributable to noncontrolling interests	24	21
Stock based compensation expenses, pre-tax	3,241	2,621
Start-up expenses, pre-tax	1,939	—
M&A related expenses, pre-tax	—	2,174

Adjusted EBITDA	$94,412	$84,526

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Contact:	Pablo E. Paez	(866) 301 4436
Vice President, Corporate Relations

N E W S  R E L E A S E

2016 Outlook/Reconciliation

(In thousands, except per share data)

(Unaudited)

	Full Year 2016

Net Income	$144,500	to	$151,500
Real Estate Related Depreciation and Amortization	63,000		63,000

Funds from Operations (FFO)	$207,500	to	$214,500

Adjustments
Start-Up Expenses	1,000		1,000

Normalized Funds from Operations	$208,500	to	$215,500

Non-Real Estate Related Depreciation and Amortization	53,000		53,000
Consolidated Maintenance Capex	(23,000)		(24,000)
Non-Cash Stock Based Compensation and Non-Cash Interest Expense	25,000		25,000

Adjusted Funds From Operations (AFFO)	$263,500	to	$269,500

Net Cash Interest Expense	88,000		88,000
Consolidated Maintenance Capex	23,000		24,000
Income Taxes	18,000		18,000

Adjusted EBITDA	$392,500	to	$399,500

G&A Expenses	139,000		139,000
Non-Cash Stock Based Compensation	(13,000)		(13,000)
Real Estate Related Operating Lease Expense	50,000		50,000

Net Operating Income	$568,500	to	$575,500

FFO Per Diluted Share (Normalized)	$2.80	to	$2.89
AFFO Per Diluted Share	$3.54	to	$3.62
Weighted Average Common Shares Outstanding-Diluted	74,500	to	74,500

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Contact:	Pablo E. Paez	(866) 301 4436
Vice President, Corporate Relations